April 30, 2019

Supplement

SUPPLEMENT DATED APRIL 30, 2019 TO THE PROSPECTUSES OF
Morgan Stanley European Equity Fund Inc., dated February 28, 2019
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2019
Morgan Stanley Mortgage Securities Trust, dated February 28, 2019
Morgan Stanley Insight Fund, dated March 29, 2019
Morgan Stanley U.S. Government Money Market Trust, dated May 31, 2018

The following is hereby added as the last paragraph of the section of each Prospectus entitled "Shareholder Information—How to Buy Shares—Purchasing Shares Through a Financial Intermediary":

With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MSFOREIGNPROSPT 4/19